As filed with the Securities and Exchange Commission on July 21, 1997

                                                    Registration No.333-________
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  ------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      Under
                           The Securities Act of 1933

                                  ------------

                             PLAYTEX PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)

         Delaware                                               51-0312772
(State of other jurisdiction                                 (I.R.S. Employer
of incorporation or organization)                          Identification No.)

   300 Nyala Farms Road
  Westport, Connecticut                                           06880
  (Address of principal                                         (Zip Code)
    executive offices)

                                  ------------

                  PLAYTEX 1994 STOCK OPTION PLAN FOR DIRECTORS
           AND EXECUTIVE AND KEY EMPLOYEES OF PLAYTEX PRODUCTS, INC.
                            (Full title of the Plan)

                                  ------------

                            PAUL E. YESTRUMSKAS, ESQ.
                  Vice President, General Counsel and Secretary
                             Playtex Products, Inc.
                              300 Nyala Farms Road
                           Westport, Connecticut 06880
                                 (203) 341-4000
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)

                                    Copy to:
                             MARC D. BASSEWITZ, ESQ.
                                Latham & Watkins
                                   Sears Tower
                                   Suite 5800
                             Chicago, IL 60606-6401
                                 (312) 876-7700

                         CALCULATION OF REGISTRATION FEE
-------------------------------------------------------------------------------
                      Amount        Proposed        Proposed
                    of Shares        Maximum         Maximum         Amount of
Title of Securities   to be       Offering Price    Aggregate       Registration
to be Registered    Registered    Per Share (1)  Offering Price (1)     Fee
-------------------------------------------------------------------------------
Common Stock        2,000,000     $9.87; $7.87;    $17,561,690       $5,321.72
$.01 par value                    $9.00; $8.94
-------------------------------------------------------------------------------
(1) For purposes of computing the registration fee only. Pursuant to Rule 457(h), the Proposed Maximum Offering Price Per Share is based upon (a) the exercise price per share ($9.87) of outstanding options for 476,215 shares, (b) the exercise price per share ($7.87) of outstanding options for 717,000 shares, (c) the exercise price per share ($9.00) of outstanding options for 100,000 shares, and (d) for the remaining 706,785 shares, $8.94, the average of the high and low prices for the Company's Common Stock reported on the composite tape for the New York Stock Exchange on July 18, 1997.

                                     PART I

Item 1. Plan Information

        Not required to be filed with this Registration Statement.

Item 2. Registration Information and Employee Plan Annual Information

        Not required to be filed with this Registration Statement.

                                     PART II

Item 3. Incorporation of Documents by Reference

            The following documents filed with the Securities and Exchange Commission by Playtex Products, Inc., a Delaware corporation (the "Company"), are incorporated as of their respective dates in this Registration Statement by reference:

            A. The Company's Quarterly Report on Form 10-Q for the fiscal quarter ended March 29, 1997.

            B. The Company's Annual Report on Form 10-K for the fiscal year ended December 28, 1996.

            C. All other reports filed by the Company pursuant to Sections 13(a) and 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), since December 28, 1996.

            D. Description of the Company's Common Stock contained in the Company's Registration Statement on Form S-1 (File No. 33-71512) of the Registrant.

            All documents filed by the Company pursuant to Sections 13(a), 13(c), 14 and 15(d) of the Exchange Act prior to the filing of a post-effective amendment which indicates that all securities offered have been sold or which deregisters all securities then remaining unsold are incorporated by reference in this Registration Statement and are a part hereof from the date of filing such documents.

            Any statement contained in a document incorporated or deemed to be incorporated by reference herein shall be deemed to be modified or superseded for purposes of this Registration Statement to the extent that a statement contained herein or in any other subsequently filed document which is also or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified or superseded, to constitute a part of this Registration Statement.

Item 4. Description of Securities

        Not applicable.

Item 5. Interests of Named Experts and Counsel

        Not applicable.

Item 6. Indemnification of Directors and Officers

            Section 145 of the General Corporation Law of Delaware permits indemnification of directors, officers and employees of a corporation under certain conditions and subject to certain limitations.

            Article III, Section 13 of the Bylaws of the Company provides that the Company shall indemnify and hold harmless, to the fullest extent permitted by applicable law, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the Company or is or was serving at the written request of the Company as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorney's fees) reasonably incurred by such person. Further, the Bylaws provide that the Company shall be required to indemnify a person in connection with a proceeding (or part thereof) initiated by such person only if the proceeding (or part thereof) was authorized by the Board of Directors of the Company. The Bylaws also provide that the Company shall pay the expenses (including attorneys' fees) incurred by a director or officer in defending any proceeding in advance of its final disposition, provided, however, that the payment of expenses incurred by a director or officer in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the director or officer to repay all amounts advanced if it should be ultimately determined that the director or officer is not entitled to be indemnified.

Item 7. Exemption from Registration Claimed

        Not applicable.

Item 8.     Exhibits

            4(a) Restated Certificate of Incorporation, as amended through June 6, 1995. (Incorporated herein by reference to Exhibit 3.2 of Registrant's Form 8- K, dated June 6, 1995, File No. 33-25485-01.)

            4(b) Bylaws of the Company. (Incorporated herein by reference to Exhibit 3(b) of Registrant's Registration Statement on Form S-1, No. 33-24585.)

            4(c) Amendment to the Bylaws of the Company. (Incorporated herein by reference to Exhibit 3(g) of Registrant's Registration Statement on Form S-1, No. 33-43771.)

            4(d) Amendment to the Bylaws of the Company. (Incorporated herein by reference to Exhibit 3(g) of Registrant's Annual Report on Form 10-K for the fiscal year ended December 25, 1993, File No. 33-25485-01.)

            4(e) Amendment to the Bylaws of the Company. (Incorporated herein by reference to Exhibit 4(e) of Registrant's Registration Statement on Form S-8, No. 33-88806.)

            4(f) By-laws of the Company, as amended through June 6, 1995. (Incorporated herein by reference to Exhibit 3.1 of Registrant's Form 8- K, dated June 6, 1995, File No. 33-25485-01.)

            4(g) Merger Certificate dated March 8, 1994 between Playtex Family Products Corporation and the Company. (Incorporated herein by reference to Exhibit 3(h) of Registrant's Annual Report on Form 10-K for the fiscal year ended December 25, 1993, File No. 33-25485-01.)

            4(h) Specimen Common Stock Certificate. (Incorporated herein by reference to Exhibit 4(a) of Registrant's Registration Statement on Form S-1, No. 33-71512.)

            4(i) Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc. (the "1994 Stock Option Plan"). (Incorporated herein by reference to Exhibit 10(hh) of Registrant's Annual Report on Form 10-K for the fiscal year ended December 25, 1993, File No. 33-25485-01.)

            4(j) Amendment No. 1 to the 1994 Stock Option Plan. (Incorporated herein by reference to Exhibit 10.2 of Registrant's Form 8-K, dated June 6, 1995, File No. 33-25485-01.)

            5(a) Opinion of Counsel as to the legality of the Common Stock being registered.

            23(a) Consent of Independent Accountants.

            23(b) Consent of Counsel (included in Exhibit 5(a)).

            24(a) Power of Attorney (included on signature page).

Item 9.     Undertakings

            (a)   The undersigned Registrant hereby undertakes:

                  (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

                        (i) To include any prospectus required by Section 10(a)(3) of the Securities Act of 1933 (the "Securities Act");

                        (ii) To reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in the Registration Statement;

                        (iii) To include any material information with respect
                              to the plan of distribution not previously disclosed in the Registration Statement or any material change to such information in the Registration Statement;

                  provided, however, that paragraphs (a)(1)(i) and (a)(1)(ii) shall not apply to information contained in periodic reports filed by the Registrant pursuant to Section 13 or Section 15(d) of the Exchange Act that are incorporated by reference in this Registration Statement.

                  (2) That, for the purpose of determining any liability under the Act, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (3) To remove from registration by means of a post-effective amendment any of the securities being registered that remain unsold at the termination of the offering.

            (b) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's Annual Report pursuant to section 13(a) or 15(d) of the Exchange Act that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

            (c) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the

                  Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES

            Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Westport, State of Connecticut, on July 21, 1997.


                                    PLAYTEX PRODUCTS, INC.


                                    By:   /s/ Paul E. Yestrumskas
                                          ------------------------------------
                                          Paul E. Yestrumskas
                                          Vice President, General Counsel and
                                          Secretary

                                POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below, hereby constitutes and appoints each of Michael F. Goss and Paul E. Yestrumskas his true and lawful attorney-in-fact and agent, with full power of substitution and reimbursement, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments or supplements to this Registration Statement and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing necessary or appropriate to be done with respect to this Registration Statement or any amendments or supplements hereto in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

            Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

         Signature                     Title                   Date Signed
         ---------                     -----                   -----------


 /s/ Robert B. Haas          Chairman of the Board and         May 20, 1997
---------------------------  Director
     Robert B. Haas


 /s/ Michael R. Gallagher    Chief Executive Officer and       May 27, 1997
---------------------------  Director (Principal
     Michael R. Gallagher    Executive Officer)



 /s/ Michael F. Goss         Executive Vice President,         May 23, 1997
---------------------------  Chief Financial Officer and
     Michael F. Goss         Director (Principal Financial
                             and Accounting Officer)



 /s/ C. Ann Merrifield       Director                          May 20, 1997
---------------------------
     C. Ann Merrifield


---------------------------  Director                          May __, 1997
       Thomas H. Lee


 /s/ Douglas D. Wheat        Director                          May 20, 1997
---------------------------
     Douglas D. Wheat


---------------------------  Director                          May __, 1997
    Michael R. Eisenson


---------------------------  Director                          May __, 1997
     Kenneth F. Yontz


---------------------------  Director                          May __, 1997
     Timothy O. Fisher

                                  Exhibit Index

            4(a) Restated Certificate of Incorporation, as amended through June 6, 1995. (Incorporated herein by reference to Exhibit 3.2 of Registrant's Form 8-K, dated June 6, 1995, File No. 33-25485-01.)

            4(b) Bylaws of the Company. (Incorporated herein by reference to Exhibit 3(b) of Registrant's Registration Statement on Form S-1, No. 33- 24585.)

            4(c) Amendment to the Bylaws of the Company. (Incorporated herein by reference to Exhibit 3(g) of Registrant's Registration Statement on Form S-1, No. 33-43771.)

            4(d) Amendment to the Bylaws of the Company. (Incorporated herein by reference to Exhibit 3(g) of Registrant's Annual Report on Form 10-K for the fiscal year ended December 25, 1993, File No. 33-25485-01.)

            4(e) Amendment to the Bylaws of the Company. (Incorporated herein by reference to Exhibit 4(e) of Registrant's Registration Statement on Form S-8, No. 33-88806.)

            4(f) By-laws of the Company, as amended through June 6, 1995. (Incorporated herein by reference to Exhibit 3.1 of Registrant's Form 8-K, dated June 6, 1995, File No. 33-25485-01.)

            4(g) Merger Certificate dated March 8, 1994 between Playtex Family Products Corporation and the Company. (Incorporated herein by reference to Exhibit 3(h) of Registrant's Annual Report on Form 10-K for the fiscal year ended December 25, 1993, File No. 33-25485-01.)

            4(h) Specimen Common Stock Certificate. (Incorporated herein by reference to Exhibit 4(a) of Registrant's Registration Statement on Form S-1, No. 33-71512.)

            4(i) Playtex 1994 Stock Option Plan for Directors and Executive and Key Employees of Playtex Products, Inc. (the "1994 Stock Option Plan"). (Incorporated herein by reference to Exhibit 10(hh) of Registrant's Annual Report on Form 10-K for the fiscal year ended December 25, 1993, File No. 33-25485-01.)

            4(j) Amendment No. 1 to the 1994 Stock Option Plan. (Incorporated herein by reference to Exhibit 10.2 of Registrant's Form 8-K, dated June 6, 1995, File No. 33-25485-01.)

            5(a) Opinion of Counsel as to the legality of the Common Stock being registered.

            23(a) Consent of Independent Accountants.

            23(b) Consent of Counsel (included in Exhibit 5(a)).

            24(a) Power of Attorney (included on signature page).


                                       10